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                                                                    EXHIBIT 32.1


                                 CERTIFICATIONS


                    Certification of Chief Executive Officer
                      and Chief Financial Officer pursuant
                to Section 906 of the Sarbanes-Oxley Act of 2002.
                -------------------------------------------------



I, James B. Kylstad, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i) the accompanying Annual Report on Form 10-KSB for the year ending December 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934, as amended: and

(ii) the information contained in such report fairly presents, in all material aspects the financial condition and results of operations of WHY USA Financial Group, Inc.


            /s/  James B. Kylstad
            ---------------------
            James B. Kylstad, Chief Executive Officer
            May 14, 2004





I, Mike Peterson, hereby certify pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(i) the accompanying Annual Report on Form 10-KSB for the year ending December 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities and Exchange Act of 1934, as amended: and

(ii) the information contained in such report fairly presents, in all material aspects the financial condition and results of operations of WHY USA Financial Group, Inc.


            /s/  Mike Peterson
            -----------------------
            Mike Peterson, Chief Financial Officer
            May 14, 2004